UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2020

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	SJM	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01  Regulation FD Disclosure.
On April 20, 2020, The J. M. Smucker Company (the “Company”) issued a press release to provide a business update regarding COVID-19, specifically the status of its operations, supply chain, and financial outlook related to the Company’s fiscal year ending April 30, 2020. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.

The Company is also filing this Current Report on Form 8-K to supplement the risk factors included in Part I, Item 1A, Risk Factors of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2019, as filed with the Securities and Exchange Commission on June 17, 2019.

Supplemental Risk Factor
The outbreak of the novel coronavirus ("COVID-19") could negatively impact our business and results of operations. The continued spread of COVID-19 throughout the United States and the international community has had, and could continue to have, a negative impact on financial markets, economic conditions, and portions of our business. COVID-19 could negatively impact our business and results of operations in a number of ways, including, but not limited to, the following:

•a shutdown or slowdown of one or more of our manufacturing facilities due to illness could significantly disrupt our production capabilities, particularly with respect to our coffee production, substantially all of which takes place in New Orleans, Louisiana;
•a significant portion of our workforce, including our management team, could become unable to work as a result of illness or government restrictions, or the attention of our management team could be diverted if any key employees become ill from COVID-19 and unable to work;
•a slowdown or stoppage in our supply chain could result from government restrictions or labor shortages due to illness or if our suppliers, vendors, distributors, or third-party manufacturers fail to meet their obligations to us or experience disruptions in their ability to do so;
•a strain on our supply chain could result from increased consumer demand at our retail and e-commerce customers;
•an increase in commodity and other input costs could result from market volatility;
•an impairment in the carrying value of goodwill or intangible assets or a change in the useful life of definite-lived intangible assets could occur if there are sustained changes in consumer purchasing behaviors, government restrictions, or financial results, or a deterioration of macroeconomic conditions;
•a decrease in demand for away from home establishments, resulting from government restrictions and social distancing measures, may adversely affect our away from home operations;
•an increase in working capital needs could occur, caused by an increase in days sales outstanding or an extension of payment terms by our customers or a reduction of payment terms by our suppliers resulting from increased financial pressures;
•a change in demand resulting from restrictions on social interactions could affect customers and consumers plans to purchase or methods of purchasing our products;
•a change in demand for or availability of our products could result from retailers, distributors, or carriers modifying their restocking, fulfillment, or shipping practices;
•a shift in consumer spending as a result of the economic downturn could result in consumers moving to private label or competitive products or our lower-priced products;
•a change in trade promotions and marketing activities could occur in response to changes in consumer viewing and shopping habits resulting from the cancellation of major events, travel restrictions, and changes in in-store shopping practices;
•a fluctuation in foreign currency exchange rates or interest rates could result from market uncertainties;
•an increase in the cost or the difficulty to obtain debt or equity financing, or to refinance our debt in the future, could affect our financial condition or our ability to fund operations or future investment opportunities; and
•an increase in regulatory restrictions or continued market volatility could hinder our ability to implement price increases resulting from commodity or other input cost increases or to execute strategic business activities, including acquisitions and divestitures.

The potential effects of COVID-19 also could impact many of our risk factors, included in Part 1, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended April 30, 2019. However, as the COVID-19 situation is unprecedented and continuously evolving, the potential impacts to our risk factors that are further described in our Annual Report on Form 10-K for the year ended April 30, 2019, remain uncertain.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance, or achievements expressed or implied by those forward-looking statements. Readers should understand that the risks, uncertainties, factors, and assumptions listed and discussed in this Current Report on Form 8-K, including the following important factors and assumptions, could affect the future results of the Company and could cause actual results to differ materially from those expressed in the forward-looking statements:

•the impact of the COVID-19 outbreak on the Company’s business, suppliers, customers, consumers, employees, and communities;
•disruptions or inefficiencies in the Company’s operations or supply chain, including any impact of the COVID-19 outbreak;
•the ability to achieve cost savings related to the Company’s cost management programs in the amounts and within the time frames currently anticipated;
•the ability to generate sufficient cash flow to continue operating under the Company's capital deployment model, including capital expenditures, debt repayment, dividend payments, and share repurchases;
•volatility of commodity, energy, and other input costs;
•risks associated with derivative and purchasing strategies the Company employs to manage commodity pricing and interest rate risks;
•the availability of reliable transportation on acceptable terms;
•the ability to implement and realize the full benefit of price changes, and the impact of the timing of the price changes to profits and cash flow in a particular period;
•the success and cost of marketing and sales programs and strategies intended to promote growth in the Company’s businesses, including product innovation;
•general competitive activity in the market, including competitors’ pricing practices and promotional spending levels;
•the impact of food security concerns involving either the Company’s products or its competitors’ products;
•the impact of accidents, extreme weather, natural disasters, and pandemics;
•the concentration of certain of the Company’s businesses with key customers and suppliers, including single-source suppliers of certain key raw materials and finished goods, and the Company’s ability to manage and maintain key relationships;
•impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in useful lives of other intangible assets;
•the impact of new or changes to existing governmental laws and regulations and their application, including tariffs;
•the outcome of tax examinations, changes in tax laws, and other tax matters;
•foreign currency exchange rate and interest rate fluctuations; and
•risks related to other factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2019, as supplemented by the Supplemental Risk Factor in this Current Report.

Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information contained in this Current Report on Form 8-K. The Company undertakes no obligation to update or revise these forward-looking statements, which speak only as of the date made, to reflect new events or circumstances.

Item 9.01  Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated April 20, 2020
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Mark R. Belgya
Name: Mark R. Belgya
Title: Vice Chair and Chief Financial Officer
Date:  April 20, 2020
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